                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL

                                 RENT-WAY, INC.

                            OFFER FOR ALL OUTSTANDING
                      11-7/8% SENIOR SECURED NOTES DUE 2010
                      AND THE RELATED SUBSIDIARY GUARANTEES
                                 IN EXCHANGE FOR
                      11-7/8% SENIOR SECURED NOTES DUE 2010
                      AND THE RELATED SUBSIDIARY GUARANTEES
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                           PURSUANT TO THE PROSPECTUS
                             DATED          , 2003

  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON
  2003 (THE "EXPIRATION DATE"), UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR
           TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  Delivery to:

                     MANUFACTURERS AND TRADERS TRUST COMPANY
                                 EXCHANGE AGENT

              By Mail, Hand, or Overnight Delivery After 4:30 p.m.
                             On the Expiration Date:

                                  One M&T Plaza
                      7th Floor, Corporate Trust Department
                             Buffalo, New York 14203

                           Attention: Russell Whitley

                         By Facsimile: (716) 842 - 4474

                              Confirm by Telephone:
                                (716) 842 - 5602

                           Attention: Russell Whitley

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

      The undersigned acknowledges that he or she has received and reviewed the
prospectus, dated          , 2003 (the "Prospectus"), of Rent-Way, Inc., a
Delaware corporation ("Rent-Way"), and this Letter of Transmittal (the "Letter"), which together constitute Rent-Way's offer (the "Exchange Offer"), to exchange an aggregate principal amount of up to $205.0 million of its 11-7/8% Senior Secured Notes due 2010 and the related Subsidiary Guarantees which have been registered under the Securities Act of 1933, as amended, (individually a "New Note" and collectively, the "New Notes"), for a like principal amount at maturity of Rent-Way's issued and outstanding 11-7/8% Senior Secured Notes due 2010 and the related Subsidiary Guarantees (individually an "Old Note" and collectively, the "Old Notes") from the registered holders thereof. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

      For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to the principal amount at maturity of the surrendered Old Note. The New Notes will bear interest from the most recent date to which interest has been paid on the Old Notes, or if no
interest has been paid, from          , 2003. Accordingly, registered holders of
New Notes on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid on the Old Notes. The Old Notes accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Old Notes whose Old Notes are accepted for exchange will not receive any payment in respect of accrued interest on such Old Notes otherwise payable on any interest payment date the record date for which occurs on or after the consummation of the Exchange Offer.

      This Letter is to be completed by a holder of Old Notes either if certificates for such Old Notes are to be forwarded herewith or if a tender is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY DELIVERED A LETTER OF TRANSMITTAL IN CONJUNCTION WITH A VALID TENDER OF OLD NOTES FOR EXCHANGE PURSUANT TO THE PROCEDURES DESCRIBED IN THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" ARE NOT REQUIRED TO TAKE ANY FURTHER ACTION TO RECEIVE NEW NOTES. HOLDERS OF OLD NOTES WHO HAVE PREVIOUSLY VALIDLY TENDERED OLD NOTES FOR EXCHANGE OR WHO VALIDLY TENDER OLD NOTES FOR EXCHANGE IN ACCORDANCE WITH THIS LETTER MAY WITHDRAW ANY OLD NOTES SO TENDERED AT ANY TIME PRIOR TO THE EXPIRATION DATE. SEE THE PROSPECTUS UNDER THE HEADING "THE EXCHANGE OFFER" FOR A MORE COMPLETE DESCRIPTION OF THE TENDER AND WITHDRAWAL PROVISIONS. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that Rent-Way may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer-Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

      The method of delivery of Old Notes, Letters of Transmittal and all other required documents are at the election and risk of the holders. If such delivery is by mail it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to assure timely delivery. No letters of transmittal or Old Notes should be sent to Rent-Way.

      The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

      List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount at maturity of Old Notes should be listed on a separate signed schedule affixed hereto.

                            DESCRIPTION OF OLD NOTES

                                                                                Aggregate
                                                                                Principal
  Name(s) and Address(es) of Registered Holder(s)                                Amount           Principal Amount
  Exactly As Name Appear(s) on Old Notes (Please          Certificate        Represented by       Tendered (If Less
                Fill In, If Blank)                         Number(s)*          Certificate           than All)**
                __________________                         __________          ___________           ___________




                                                                   TOTAL


* Need not be completed if Old Notes are being tendered by book-entry transfer.

** Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Note indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

--------------------------------------------------------------------------------

      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DTC
____  AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: _________________________________________________

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

By crediting the Old Notes to the Exchange Agent's account at DTC using the Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent an Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

      CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
___   THE FOLLOWING:

Name(s) of Registered Holder(s):________________________________________________

Window Ticket Number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

Account Number:_________________________________________________________________

Transaction Code Number:________________________________________________________

Name of Tendering Institution:__________________________________________________


____  CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

      CHECK HERE IF YOU ARE A BROKER DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
____  THERETO.

Name:___________________________________________________________________________

Address:________________________________________________________________________


If the undersigned is not a broker-dealer, the undersigned represents that it acquired the New Notes in the ordinary course of its business, is not engaged in, and does not intend to engage in, a distribution of New Notes, and it has no arrangements or understandings with any person to participate in a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Rent-Way the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Rent-Way all right, title and interest in and to such Old Notes as are being tendered hereby.

      The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Old Notes, with full power of substitution, among other things, to cause the Old Notes to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes, and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, Rent-Way will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by Rent-Way. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the Holder of such Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such New Notes and that neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of Rent-Way.

            The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of Rent-Way within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business, such Holders are not holding any Old Notes that have the status of, or are reasonably likely to have the status of, an unsold allotment in the initial offering, and such Holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes and has no arrangement or understanding to participate in a distribution of New Notes. If any Holder is an affiliate of Rent-Way, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such Holder (i) could not rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

      The undersigned also warrants that acceptance of any tendered Old Notes by Rent-Way and the issuance of New Notes in exchange therefor shall constitute performance in full by Rent-Way of certain of its obligations under the Registration Rights Agreement dated May 23, 2003, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

      The undersigned will, upon request, execute and deliver any additional documents deemed by Rent-Way to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer-Withdrawal Rights" section of the Prospectus.

      Unless otherwise indicated herein in the boxes entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                  [Remainder of Page Intentionally Left Blank.]

________________________________________________________________________________
                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)
________________________________________________________________________________

      To be completed ONLY if certificates for Old Notes not exchanged and or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s):    ____________________________________________________________________
            (PLEASE TYPE OR PRINT)

            ____________________________________________________________________
            (PLEASE TYPE OR PRINT)

Address:    ____________________________________________________________________

            ____________________________________________________________________
            (CITY, STATE, ZIP CODE)

            ____________________________________________________________________
            (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

____ Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

____________________________________________________________________
(BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER, IF APPLICABLE)

________________________________________________________________________________
                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)
________________________________________________________________________________

      To be completed ONLY if certificates for Old Notes not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled "Description of Old Notes" on this Letter above.

Mail New Notes and/or Old Notes to:

Name(s):    ____________________________________________________________________
            (PLEASE TYPE OR PRINT)

            ____________________________________________________________________
            (PLEASE TYPE OR PRINT)

Address:    ____________________________________________________________________

            ____________________________________________________________________
            (CITY, STATE, ZIP CODE)

            ____________________________________________________________________
            (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                         (COMPLETE SUBSTITUTE FORM W-9)

________________________________________________________________________________

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

      IN ORDER TO VALIDLY TENDER OLD NOTES FOR EXCHANGE, HOLDERS OF OLD NOTES MUST COMPLETE, EXECUTE, AND DELIVER THIS LETTER OF TRANSMITTAL.

      Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. See Instruction 10.

                  [Remainder of Page Intentionally Left Blank.]

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

X
_______________________________________________     ____________________________

X
_______________________________________________     ____________________________
(SIGNATURE(S) OF OWNER)                             (DATE)

Area Code and Telephone Number:  _______________________________________________

      This Letter must be signed by the registered holder(s) as the name(s)appear (s) on the certificate(s) for the Old Notes hereby tendered or on a security position listing or by any person(s) authorized to become registered holder(s) by endorsements any documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):     ___________________________________________________________________
                                 (Please Type or Print)

             ___________________________________________________________________
                                 (Please Type or Print)

Capacity:    ___________________________________________________________________

Address:     ___________________________________________________________________

             ___________________________________________________________________
                                  (Including Zip Code)

Principal place of business (if different from address listed above):___________

________________________________________________________________________________

Area Code and Telephone No.:____________________________________________________

Taxpayer Identification or Social Security Nos.:________________________________

                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution   X
                                                    ____________________________
                                                     (AUTHORIZED SIGNATURE)

Title:          ________________________________________________________________

Name and Firm:  ________________________________________________________________

Dated: ___________________________ , 2003

                                  INSTRUCTIONS

                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
                             EXCHANGE OFFER FOR THE
                      11-7/8% SENIOR SECURED NOTES DUE 2010
                      AND THE RELATED SUBSIDIARY GUARANTEES
                                 IN EXCHANGE FOR
                    THE 11-7/8% SENIOR SECURED NOTES DUE 2010
                      AND THE RELATED SUBSIDIARY GUARANTEES
                        WHICH HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                           PURSUANT TO THE PROSPECTUS
                             DATED          , 2003

1.    DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

      This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by, and makes the representations and warranties contained in, the Letter and that Rent-Way may enforce the Letter against such participant. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

      Holders whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent before the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution, (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or a facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by Rent-Way (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the Expiration Date.

      The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M, New York City time, on the Expiration Date. See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO NOTE HOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

      If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount at maturity of Old Notes to be tendered in the box above entitled "Description of Old Notes - Principal Amount at Maturity Tendered." A reissued certificate representing the balance of non tendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

      If this Letter is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the holder of such Old Notes without any change whatsoever.

      If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

      If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

      When this Letter is signed by the registered holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by a participant in a securities transfer association recognized signature program.

      If this Letter is signed by a person other than the registered holder or holders of any certificates) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

      If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Rent-Way, proper evidence satisfactory to Rent-Way of their authority to so act must be submitted.

      Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

      Signatures on this letter need not be guaranteed by an eligible institution, provided the Old Notes are tendered: (i) by a registered Holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in DTC's system whose name appears on a security position listing as the Holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this letter, or
(ii) for the account of an Eligible Institution.

4.    SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

      Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Note holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such note holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address of the person signing this Letter.

5.    TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING.

      Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent (as payor) with such holder's correct Taxpayer Identification Number (a "TIN"), which, in the case of a holder who is an individual, is such holder's social security number. If the Exchange Agent is not provided with the correct TIN or an adequate basis for an exemption, such holder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% (or the then applicable rate) of the amount of any reportable payments made after the exchange to such tendering holder. If withholding results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, each tendering holder must provide such holder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding.

      If the holder does not have a TIN, such holder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the holder does not provide such holder's TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes such holder's TIN to the Exchange Agent. Note: Writing "Applied For" on the form means that the holder has already applied for a TIN or that such holder intends to apply for one in the near future.

      If the Old Notes are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

      Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt holder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8 BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from the Exchange Agent.

      Rent-Way reserves the right in its sole discretion to take whatever steps are necessary to comply with Rent-Way's obligations regarding backup withholding.

6.    TRANSFER TAXES.

      Rent-Way will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to Rent-Way or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder. Except as provided in this instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Notes specified in this letter.

7.    WAIVER OF CONDITIONS.

      Rent-Way reserves the right (in its reasonable discretion) to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.    NO CONDITIONAL TENDERS; DEFECTS.

      No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter or an Agent's Message in lieu thereof, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

      Neither Rent-Way, the Subsidiary Guarantors, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.    MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

      Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.   WITHDRAWAL RIGHTS.

      Tenders of Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

      For a withdrawal of a tender of Old Notes to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Old Notes to be withdrawn (the "Depositor"), (ii) identify the Old Notes to be withdrawn (including certificate number or numbers and the principal amount at maturity of such Old Notes), (iii) contain a statement that such holder is withdrawing such holder's election to have such Old Notes exchanged,
(iv) be signed by the holder in the same manner as the original signature on the Letter by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Old Notes register the transfer of such Old Notes in the name of the person withdrawing the tender and (v) specify the name in which such Old Notes are registered, if different from that of the Depositor. If Old Notes have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer-Book-Entry Transfers" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Notes and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by Rent-Way (which power may be delegated to the Exchange Agent), whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Any

Old Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to the book-entry transfer procedures set forth in "The Exchange Offer - Book-Entry Transfers" section of the Prospectus, such Old Notes will be credited to an account maintained with DTC for the Old Notes) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Notes may be retendered by following the procedures described above at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

11.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

      Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                  [Remainder of Page Intentionally Left Blank.]

              TO BE COMPLETED BY ALL TENDERING HOLDERS OF OLD NOTES
                               (SEE INSTRUCTION 5)

PAYER'S NAME:    MANUFACTURERS AND TRADERS TRUST COMPANY

SUBSTITUTE                     PART I -  PLEASE        _________________________
FORM W-9                       PROVIDE YOUR TIN IN     Social Security Number
DEPARTMENT OF THE TREASURY     THE BOX AT RIGHT AND
INTERNAL REVENUE SERVICE       CERTIFY BY SIGNING AND  OR
                               DATING BELOW
                                                       _________________________
PAYER'S REQUEST FOR TAXPAYER                           Employee Identification
IDENTIFICATION NUMBER                                  Number
(TIN)

NAME:    ______________________________

         ______________________________
                                         _______________________________________
ADDRESS: ______________________________

         ______________________________

CHECK APPROPRIATE BOX:                   PART II - FOR PAYEES EXEMPT FROM BACKUP
                                         WITHHOLDING  (See Enclosed Guidelines)

                                         _______________________________________
___ Individual / Sole   ___ Corporation
    Proprietor

___ Partnership         ___ Other______

________________________________________________________________________________

PART III - CERTIFICATION - Under penalties of perjury, I certify that:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TIN (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME) AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE (A) I AM EXEMPT FROM BACKUP WITHHOLDING, OR (B) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE (THE "IRS") THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR (C) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING, AND

(3) I AM A U.S. PERSON (INCLUDING U.S. RESIDENT ALIEN).

CERTIFICATION INSTRUCTIONS: You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Signature:________________________________________  Date:_______________________

________________________________________________________________________________

________________________________________________________________________________

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
           WROTE "APPLIED FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9.

________________________________________________________________________________

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a taxpayer identification number to the Payor within 60 days, the Payor is required to withhold 30 percent (or the then applicable rate) of all cash payments made to me thereafter until I provide a number.

Signature ________________________________________  Date _______________________


________________________________________________________________________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND IN BACKUP WITHHOLDING OF THE THEN APPLICABLE RATE OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

________________________________________________________________________________

                  [Remainder of Page Intentionally Left Blank.]

                    GUIDELINES FOR CERTIFICATION OF TAXPAYER
                  IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER - Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the type of number to give the payer.

                                                            FOR THIS TYPE OF
FOR THIS TYPE OF ACCOUNT:    GIVE NAME AND SSN OF:          ACCOUNT                  GIVE NAME AND EIN OF:
_________________________    _____________________          _______                  _____________________
1. Individual                The individual                 6. Sole                  The owner (3)
                                                            proprietorship or
                                                            single-owner LLC

2. Two of more individuals   The actual owner of            7. A valid trust,        Legal entity (4)
(joint account)              the account, or, if            estate, or pension
                             combined funds, the            trust
                             first individual on
                             the account (1)

3. Custodian account of a    The minor (2)                  8. Corporate or LLC      The corporation
minor (Uniform Gift to                                      electing corporate
Minors Act)                                                 status on Form 8832

4. a. The usual revocable    The grantor-trustee (1)        9. Association, club,    The organization
   savings trust (granor                                    religious, charitable,
   is also trustee.                                         educational, or other
                                                            tax-exempt organization
   b.  So-called trust       The actual owner (1)
   account that is not a
   legal or valid trust
   under state law
                                                            10. Partnership or       The partnership
                                                            multi-member LLC

5. Sole proprietorship or    The owner (3)                  11. A broker or          The broker or nominee
single-owner LLC                                            registered nominee

                                                            12. Account with the     The public entity
                                                            Dept. of Agriculture
                                                            in the name of a
                                                            public entity (such as
                                                            a state or local
                                                            government, school
                                                            district, or prison)
                                                            that receives
                                                            agricultural program
                                                            payments


(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter you business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title).

NOTE: If no name is circled when is more than one name, the number will be considered to be that of the first name listed.

NAME

If your are an individual, you must generally provide the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your FIRST name, the last name shown on your social security card, and your new last name.

OBTAINING A NUMBER

If you don't have a taxpayer identification number ("TIN"), apply for one immediately. To apply, obtain Form SS-5, Application for a Social Security Card, from our local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number, from you local Internal Revenue Service (the "IRS") office.

PAYEES AND PAYMENTS EXEMPT FROM BACKUP WITHHOLDING

The following is a list of payees generally exempt from backup withholding and or which no information reporting is required. For interest and dividends, all listed payees are exempt except item (9). For broker transactions, payees listed in (1) through (13) and a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker are exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that a corporation (except certain hospitals described in Regulations section 1.6041-3(a)) that provides medical and health care services or bills and collects payments for such services is not exempt from backup withholding or information reporting.

      (1)   A corporation.

      (2) An organization exempt from tax under section 501 (a), or an individual retirement plan ("IRA"), or a custodial account under section 403 (b) (7) if the account satisfies the requirements of section 401(f) (2)

      (3)   The United States or any of its agencies or instrumentalities.

      (4) A state, the District of Columbia, a possession of the United States, or any of their political subdivision or instrumentalities.

      (5) A foreign government or any of its political subdivisions, agencies or instrumentalities.

      (6) An international organization or any of its agencies or instrumentalities.

      (7)   A foreign central bank of issue.

      (8) A dealer in securities or commodities required to register in the U.S., the District of Columbia or a possession of the U.S.

      (9) A futures commission merchant registered with the commodity Futures Trading Commission.

      (10)  A real estate investment trust

      (11) An entity registered at all times during the tax year under the Investment Company Act of 1940.

      (12)  A common trust fund operated by a bank under section 584 (a).

      (13)  A financial institution.

      (14) A middleman know in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc, Nominee List.

      (15)  A trust exempt from tax under section 664( c) or described in section 4947 (a) (1).

Payments of dividends generally not subject to backup withholding include the following:

o     Payments to nonresident aliens subject to withholding under section 1441.

o Payments to partnerships not engaged in a trade or business in the U.S. and that have a least one nonresident alien partner.

o     Payments made by certain foreign organizations.

Payments of interest generally not subject to backup withholding include the following:

o Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct TIN to the payor.

o Payments of tax-exempt interest (including exempt-interest dividends under section 852).

o     Payments described in section 6049(b) (5) to nonresident aliens.

o     Payments on tax-free covenant bonds under section 1451.

o     Payments made by certain foreign organizations.

o     Mortgage interest paid by you.

Payments that are not subject to information reporting are generally also not subject to backup withholding. For details, see sections 6041, 6041A(a), 6042, 6044, 6045, 6049, 6050A, and 6050N, and the regulations under those sections.

PRIVACY ACT NOTICE. - Section 6109 requires you to furnish your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your TIN whether or not you are required to file a tax return. Payors must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TIN. - If you fail to furnish your correct TIN to a requester (the person asking you to furnish your TIN), you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. - If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                     FOR ADDITIONAL INFORMATION CONTACT YOUR
                            TAX CONSULTANT OR THE IRS

      Manually signed copies of the Letter of Transmittal will be accepted. The Letter of Transmittal and any other required documents should be sent or delivered by each holder or such holder's broker, dealer commercial bank or other nominee to the Exchange Agent at one of the addresses set forth below.

                  The Exchange Agent for the Exchange Offer is:

                     Manufacturers and Traders Trust Company

  By Mail, Hand, or Overnight Delivery after 4:30 p.m. on the Expiration Date:


                                  One M&T Plaza
                      7th Floor, Corporate Trust Department
                             Buffalo, New York 14203


                           Attention: Russell Whitley


                         By Facsimile: (716) 842 - 4474

                              Confirm by Telephone:
                                (716) 842 - 5602

                           Attention: Russell Whitley